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                                                                    Exhibit 23.1



                           CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (No. 33-55942, 33-64442, 33-95020, 333-03260 and 333-64285) on Form S-8 of our report dated September 16, 2003, included in this Form 8K dated July 7, 2003, with respect to the consolidated financial statements of Teccor Electronics, Inc. as of and for the year ended March 31, 2003.

                                                   /s/ Ernst & Young LLP

Dallas, Texas
September 16, 2003